SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):      February 25, 2011

Coach, Inc. (Exact name of registrant as specified in its charter)

Maryland (State of Incorporation)	1-16153 (Commission File Number)	52-2242751 (IRS Employer Identification No.)

516 West 34th Street, New York, NY 10001 (Address of principal executive offices) (Zip Code)

(212) 594-1850 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:        Departure of Directors or Principal Officers; Election of Directors;  Appointment of Principal Officers.

On February 25, 2011, Coach, Inc. issued a press release announcing that Michael F. Devine, III, will retire as Executive Vice President/Chief Financial Officer after nearly 10 years with the company.  In order to facilitate a smooth transition, Mr. Devine will not retire until August 2011. The company is commencing a search for his successor.

All information in the press release is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01:        Financial Statements and Exhibits.

(c)   Exhibits.  The following exhibit is being furnished herewith:

99.1                   Text of Press Release, dated February 25, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 25, 2011

COACH, INC.

		By:	/s/ Todd Kahn
Todd Kahn
Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

99.1	Text of Press Release, dated February 25, 2011